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                                 [LETTERHEAD]

PRIVATE AND CONFIDENTIAL

The Board of Directors                            9 September 1999
Valentis Inc.
863A Mitten Road                                  Our ref:    4900/RSH/RSH10318
Burlingame
CA 94010                                          Extension:  409

Dear Sirs

INDEPENDENT AUDITORS CONSENT

We consent to the incorporation as exhibit to the form 8-K of Valentis, Inc. of our report dated 25 May 1999 in connection with the financial statements of PolyMASC Pharmaceuticals plc for the year ended 31 December 1998.

Yours faithfully

/s/ BDO Stoy Hayward

BDO Stoy Hayward
Reading, England